                                                                   EXHIBIT 10.16

                           DIAGNOSTICS HOLDING, INC.
                           -------------------------
                 1996 EXECUTIVE STOCK PURCHASE AND OPTION PLAN
                 ---------------------------------------------

     1.  PURPOSE OF PLAN.  This 1996 Executive Stock Purchase and Option Plan
         ---------------
(the "1996 Plan") of Diagnostics Holding, Inc. (the "Company") is designed to provide incentives to such present and future officers and employees of the Company or its subsidiaries as may be selected in the sole discretion of the Board, and to such consultants or advisers to the Company as the Chief Executive Officer of the Company shall recommend and the Board shall approve as performing services for the Company or its subsidiaries which merit participation in this 1996 Plan (collectively, "Participants"), through the grant of Options by the Company to Participants or through the sale of Common Stock to Participants. Only those Participants who are employees of the Company and its Subsidiaries shall be eligible to receive incentive stock options.

     2.  DEFINITIONS.  Certain terms used in this 1996 Plan have the meanings
         -----------
set forth below:

     "Board" means the Company's board of directors.
      -----

     "Cause" means (i) the intentional disregard of a written direction from the
      -----
Board to a Participant to which such Participant has not objected within ten
(10) days of receiving such written direction, which intentional disregard is materially injurious to the Company or any of its Subsidiaries, (ii) the knowing and intentional theft by such Participant of property of the Company or any of its Subsidiaries, which property has a substantial value, or (iii) the commission by such Participant of an act of moral turpitude which is materially injurious to the Company or any of its Subsidiaries.

       Class L Common" means the Company's Class L Common Stock, par value $.01
       --------------
per share, or, in the event that the outstanding shares of such Class L common stock are hereafter recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

     "Code" means the Internal Revenue Code of 1986, as it may be amended from
      ----
time to time.

     "Common" means the Company's Common Stock, par value $.01 per share, or, in
      ------
the event that the outstanding shares of such common stock are hereafter recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

     "Common Stock" means the Class L Common and the Common.
      ------------

     "Executive Stock" with respect to a Participant, means any Common Stock
      ---------------
purchased by such Participant hereunder and any Common Stock issued to such Participant upon exercise of any Options granted hereunder.

     "Fair Market Value" of a share of Common Stock means (a) the mean between
      -----------------
the highest and lowest reported sale prices of a share of Common Stock on the New York Stock Exchange -- Composite Transactions Table (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or
(b) if the Common Stock is not listed on any domestic stock exchange, the mean between the closing high bid and low asked prices of a share of Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations); or (c) if the Common Stock is listed on a domestic stock exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices or quotations on the last previous date on which so reported; or (d) if none of the foregoing clauses apply, the fair market value of a share of Common Stock without discounts as determined in good faith by the Board and stated in writing in a notice delivered to the holders of the Common Stock involved (a "Determination Notice").

     "Independent Third Party" means any person who, immediately prior to the
      -----------------------
contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% Owner"), who is not controlling,
                                   --------
controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other persons.

     "Investors" means the Persons listed on Schedule A hereto.
      ---------

     "Option" means any option enabling the holder thereof to purchase any class
      ------
of Common Stock from the Company granted by the Board pursuant to the provisions of this Plan. Options to be granted under this Plan may be incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or in such other form, consistent with this Plan, as the Board may determine.

     "Original Value" of each share of Executive Stock will be equal to the
      --------------
purchase price paid by the Participant for each share of Class L Common, and the price paid by the Participant for each share of Common (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L Common or the Common, as the case may be, subsequent to the date of adoption hereof).

     "Permitted Transferee" means a person to whom a Participant has transferred
      --------------------
Common Stock or Options pursuant to a provision hereof or of an agreement to which such Participant and the Company are parties which permitted such transfer at the time such transfer was effected.

     "Subsidiary" means any corporation (other than the Company) in an unbroken
      ----------
chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.  GRANT OF OPTIONS.  The Board shall have the right and power to grant to
         ----------------
any Participant Options at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Options granted under this Plan shall be in one of the forms described in this paragraph 3 below, or in such other form or forms as the Board may determine, and shall be subject to such additional terms and conditions and evidenced by agreements as shall be determined from time to time by the Board.

     a.  Target Options.
         --------------

     b.  A "Tranche I Option" shall entitle a Participant to purchase from the
            ----------------
Company one or more shares of Common and shall have an exercise price per share of $7.00 (the "Tranche I Price").
               ---------------

     c.  A "Tranche II Option" shall entitle a Participant to purchase from the
            -----------------
Company one or more shares of Common and shall have an exercise price per share of $16.00 (the "Tranche II Price").
                ----------------

     d. Tranche I Options and Tranche II Options are referred to herein as "Target Options," and the shares issued upon exercise of the Tranche I Options
---------------
or the Tranche II Options are referred to herein as "Target Option Shares".  The
                                                     --------------------
number of Target Option Shares, the Tranche I Price, and the Tranche II Price will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of adoption hereof. Target Options will expire (the "Expiration Date") on the
                                                   ---------------
earlier of the tenth anniversary of the date of adoption hereof or the date of termination of the respective Participant's employment with the Company or a Subsidiary for any reason (the "Termination Date"), provided that such
                                ----------------
Participant will have 30 days after the Expiration Date to exercise Target Options with respect to Target Option Shares which are then exercisable pursuant to paragraph 3(a) (iv) below. Target Options are not intended to be "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code.


     i. Exercisability.  Target Options will immediately become exercisable with
        --------------
respect to Target Option Shares on the date immediately prior to the tenth anniversary of the date of adoption hereof (the "Vesting Date"), provided that
                                                 ------------
the Vesting Date shall be accelerated with respect to Tranche I Options or Tranche II Options, as the case may be, to the date on which a Tranche I Acceleration Event or a Tranche II Acceleration Event (as defined below) occurs. For this purpose, a Tranche I Acceleration Event shall be the date on which the purchasers of the Company's Common Stock under that certain Stock Purchase Agreement dated as of December 20, 1994 (the "Stock Purchase Agreement") as set forth on Exhibit A attached hereto (collectively, the "Investors") have achieved
                                                       ---------
an Investor Return Multiple (as defined below) of at least three (a "Tranche I
                                                                     ---------
Acceleration Event"); and a Tranche II Acceleration Event shall be the date on
------------------
which the Investors have achieved an Investor Return Multiple of at least five (a "Tranche II Acceleration Event"). A Tranche I Acceleration Event and Tranche
    -----------------------------
II Acceleration Event are also referred to herein as "Acceleration Events".
                                                      -------------------

    ii.  Vesting of Target Option Shares.  Target Option Shares shall be vested
         -------------------------------
immediately upon exercise of the Target Options with respect thereto.

         (1) Procedure for Exercise.  At any time after Target Options have
             ----------------------
   become exercisable, whether on the Vesting Date or pursuant to an Acceleration Event and prior to the Expiration Date, a Participant may exercise all or a portion of his or her Target Options with respect to Target Option Shares which have become exercisable by delivering written notice of exercise to the Company together with (A) a written acknowledgment that such Participant has read, and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to such Participant regarding the Company, and (B) payment in full by delivery of a cashier's or certified check in the amount of the Tranche I Price with respect to Tranche I Options and the Tranche II Price with respect to Tranche II Options plus the amount of any additional federal and state income taxes required to be withheld by reason of the exercise of Target Options. As a condition to any exercise of a Target Option, a Participant will permit the Company to deliver to him or her all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable such Participant to make an informed investment decision.



   e.  Determination of Investor Return Multiple.
       -----------------------------------------
       i. "Investor Return Multiple" means the number determined by dividing Cash Inflows (as defined below) by Cash Outflows (as defined below). The calculation of Investor Return will be determined in good faith by the Board.

       ii. "Cash Inflows" as used herein shall include the sum of all cash
            ------------
payments received by the Investors on or prior to an Acceleration Event with respect to debt or equity securities of the Company purchased by the Investors (excluding all management fees, points, and other fees paid to the Investors by or on behalf of the Company and/or its Subsidiaries) prior to such Acceleration Event (whether such payments are received from the Company or any third party, and whether such payments are received as interest, dividends, proceeds with respect to sale or redemption of such securities, upon a liquidation of the Company or otherwise) including reimbursement for payments made by Investors in respect of fees and expenses incurred in connection therewith.

       iii. "Cash Outflows" as used herein shall include the sum of all cash
             -------------
payments and investments made by the Investors to and in the Company and to others to acquire debt or equity securities of the Company including payments made by Investors in respect of fees and expenses incurred in connection therewith.

    f. Time Options.
       ------------
       i.  A "Time Option" shall entitle a Participant to purchase one or more
              -----------
shares of Common ("Time Option Shares") and shall have an exercise price per
                   ------------------
share of $4.00 (the "Option Price"). The Option Price and the number of Time
                     ------------
Option Shares will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. Time Options will expire on the Expiration Date, provided that a Participant will have 30 days after the Expiration Date to exercise his or her Time Option with respect to the percentage of Time Option Shares as determined pursuant to paragraph 3(b)(iii) below. Time Options are not intended to be "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code.

       ii. Exercisability.  On each date set forth below, a Time Option will
           --------------
have vested and become exercisable with respect to the percentage of Time Option Shares set forth opposite such date if the respective Participant is employed by the Company or a Subsidiary on such date:

                                                     Cumulative Percentage
Date                                                of Time Options Exercisable
----                                                ---------------------------
May 7, 1997                                                    20%
May 7, 1998                                                    40%
May 7, 1999                                                    60%
May 7, 2000                                                    80%
May 7, 2001                                                    100%

     g.  Vesting of Time Option Shares.  Time Option Shares shall be vested
         -----------------------------
immediately upon exercise of the Time Option with respect thereto.

     h.  Procedure for Exercise.  At any time after a Time Option has become
         ----------------------
exercisable with respect to any Time Option Shares and prior to the Expiration Date, a Participant may exercise the Time Option with respect to the Time Option Shares above by delivering written notice of exercise to the Company, together with (a) written acknowledgment that such Participant has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to such Participant regarding the Company and (b) payment in full by delivery of a cashier's or certified check in the amount of the Option Price with respect to such Time Option Shares plus the amount of any additional federal and state income taxes required to be withheld by reason of the exercise of the Time Option. As a condition to any exercise of a Time Option, a Participant will permit the Company and its Subsidiaries to deliver to him or her all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable such Participant to make an informed investment decision.

     4.  SALE OF COMMON STOCK.  The Board shall have the power and authority to
         --------------------
sell to any Participant any class or classes of Common Stock ("Purchased Stock")
                                                               ---------------
at any time prior to the termination of this 1996 Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this 1996 Plan and established by the Board. Common Stock sold under this 1996 Plan shall be subject to such terms and evidenced by agreements as shall be determined from time to time by the Board.

     5.  REPURCHASE OPTION.  In the event that a Participant is no longer
         -----------------
employed by the Company or any of its Subsidiaries for any reason (the date of such termination being referred to herein as the "Termination Date"), the
                                                  ----------------
Executive Stock issued to such Participant, whether held by such Participant, or one or more Permitted Transferees (as defined in paragraph 2 above), will be subject to repurchase by the Company and the Investors (solely at their option) pursuant to the terms and conditions set forth in this paragraph 5 (the "Repurchase Option").
------------------

     a.  Termination Other than for Cause.  If a Participant is no longer
         --------------------------------
employed by the Company or any of its Subsidiaries as a result of any reason other than such Participant's termination for Cause, then on or after the Termination Date, the Company may elect to purchase all (but not less than all unless the Company is unable, as described in subparagraph (f) below, to purchase all of the Executive Stock issued to such Participant at a price per share equal to (i) the Fair Market Value thereof with respect to any Termination Date occurring after May 7, 1998 (x) as determined on the Termination Date, if the Repurchase Notice (as defined in subparagraph (c) below) has been delivered within three months of the Termination Date, or (y) as determined on a date determined by the Board within 30 days prior to the delivery of the Repurchase Notice, if the Repurchase Notice is delivered after the third month following the Termination Date or (ii) 110% of the price paid for such Executive Stock by Executive, with respect to any Termination Date occurring on or prior to May 7, 1998 and at such time that the Company is not a Public Company (as defined in the Stock Purchase Agreement) (an "Early Termination").

     b.  Termination for Cause.  If a Participant is no longer employed by the
         ---------------------
Company or any of its Subsidiaries as a result of such Participant's termination for Cause, then on or after the Termination Date, the Company may elect to purchase all (but not less than all unless the Company is unable, as described in subparagraph (f) below, to purchase all) of the Executive Stock issued to such Participant at a price per share equal to the lower of its Original Value or the Fair Market Value thereof.

     c.  Repurchase Procedures.  The Company may elect to exercise the right to
         ---------------------
purchase all (but not less than all unless the Company is unable, as described in subparagraph (f) below, to purchase all) of the shares of Executive Stock issued to a Participant pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to the holder or holders of the such Executive
             -----------------
Stock. The Repurchase Notice will set forth the number of shares of Executive Stock to be acquired from such holder(s), the Fair Market Value, the price paid by Executive for such shares, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. In the event that the Company elects to purchase less than all, of such Executive Stock pursuant to the terms of this paragraph 5, if any shares of such Executive Stock are held by Permitted Transferees of such Participant, the Company shall purchase the shares elected to be purchased from such holder(s) of Executive Stock, pro rata according to the number of shares of Executive Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Executive Stock of different classes is to be purchased by the Company and Executive Stock is held by Permitted Transferees of such Participant, the number of shares of each class of Executive Stock to be purchased will be allocated among such holders, pro rata according to the total number of shares of Executive Stock to be purchased from such person.

     d.  Investors' Rights.
         -----------------

     i. If the Company is unable, as described in subparagraph (f) below, to purchase all of the Executive Stock (issued to a particular Participant) pursuant to the Repurchase Option prior to the 180th day following the Termination Date, the Investors will be entitled to exercise the Repurchase Option, in the manner set forth in this paragraph 5, for the Executive Stock the Company has not elected to purchase (the "Available Shares"). As soon as
                                          ----------------
practicable, but in any event within thirty (30) days after the Company determines that there will be any Available Shares, the Company will deliver written notice (the "Option Notice") to the Investors setting forth the number
                     -------------
of Available Shares and the price for each Available Share as determined pursuant to the provisions of this paragraph 5.

     ii. Each of the Investors will initially be permitted to purchase its pro rata share (based upon the number of shares of Common Stock then held by such Investors) of the Available Shares. Each Investor may elect to purchase any number of the Available Shares (subject to all of the terms of this paragraph 5) by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Investor Election Period").
     ------------------------

     iii. As soon as practicable but in any event within five (5) days after the expiration of the Investor Election Period, the Company will, if necessary, notify the Investors electing to purchase Available Shares of any Available Shares which Investors have elected not to purchase and each of the electing Investors will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second Option Notice"); provided that if in the aggregate
                      --------------------
such Investors elect to purchase more than the remaining Available Shares, such remaining Available Shares purchased by each such Investor will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such Investors ; and provided further that if in the aggregate such Investors elect to purchase less than all of the remaining Available Shares, the Investors shall not be permitted to purchase any of the Available Shares. Provided that, in the aggregate, the Investors elect to purchase all but not less than all of the Available Shares, each Investor may elect to purchase any of the remaining Available Shares available to such Investor by delivering written notice to the Company within 10 days after the delivery of the Second Option Notice (with such 10-day period referred to herein as the "Second Period").
                                         -------------

     iv. As soon as practicable but in any event within five (5) business days after the expiration of the Investor Election Period or the Second Investor Election Period (if any) the Company will, if necessary, notify the holder(s) of the Executive Stock as to the number of such shares being purchased from the holder(s) by each of the Investors (the "Supplemental Repurchase Notice"). At
                                         ------------------------------
the time the Company delivers a Supplemental Repurchase Notice to the holder(s) of such Executive Stock, the Company will also deliver to each electing Investor written notice setting forth the number of such shares that the Company and each Investor will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

     v. The Company shall have the option at any time to repurchase from any Investor any shares of Common Stock purchased by such Investor pursuant to the terms hereof at a price per share equal to the amount paid therefor by such Investor plus 8% per annum from the date such Investor purchased such shares to the date of repurchase of such shares by the Company. For purposes of determining an

Investor Return Multiple, the amount of cash payments to, and investments by, Investors under this paragraph 5 shall not be taken into account in determining Cash Inflows and Cash Outflows.

     e.  Closing.  The closing of the transactions contemplated by this
         -------
paragraph 5 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 90 days after the delivery of such notice. The Company and/or the Investors, as the case may be, will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor, a check payable to the holder of Executive Stock in the full amount payable hereunder for such Executive Stock (the "Repurchase Price"), and in the case of the Company (i) a check payable to the holder of such Executive Stock in the amount of the Repurchase Price or (ii) if the Repurchase Price is greater than $100,000, the Company may elect to deliver a check payable to the holder of such Executive Stock in an amount equal to the greater of $100,000 or one-third (1/3) of the Repurchase Price, and a note or notes in the amount of the balance of the Repurchase Price payable in three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to 8%. Any notes issued by the Company pursuant to this paragraph 5(e) shall be subject to any restrictive covenants to which the Company is subject at the time of such purchase. The Company and/or the Investors, as the case may be, will receive customary representations and warranties from each seller regarding the sale of Executive Stock, including but not limited to the representation that such seller has good and marketable title to the Executive Stock to be transferred free and clear of all liens, claims and other encumbrances.

     f.  Restrictions on Repurchase.  Notwithstanding anything to the contrary
         --------------------------
contained in this Plan, all repurchases of Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

     6.  ADMINISTRATION OF THE PLAN.  The Board shall have the power and
         --------------------------
authority to prescribe, amend and rescind rules and procedures governing the administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Board governing any such Options and (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Board. Each action of the Board shall be binding on all persons.

     7.  PARTICIPATION RIGHTS.  At least 30 days prior to any sale or exchange
         --------------------
(a "Transfer") of any class of Common Stock by an Investor (other than a
    --------
Transfer among the Investors or an employee of the Company or its Subsidiary), such Investor (the "Transferring Stockholder") will deliver a written notice
                    ------------------------
(the "Sale Notice") to the Company and the holders of such class of Executive
      -----------
Stock (the "Other Stockholders"), specifying in reasonable detail the identity
            ------------------
of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Stockholder within 30 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, each of the Transferring Stockholder and such Other Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of such class of Common Stock equal to the product of (i) the quotient determined by dividing the number of shares of such class of Common Stock owned by such person by the aggregate number of shares of such class of Common Stock owned by the Transferring Stockholder and the Other Stockholders participating in such sale and (ii) the number of shares of such class of Common Stock to be sold in the contemplated Transfer. Notwithstanding the foregoing, in the event that the Transferring Stockholder intends to transfer more than one class of Common Stock, the Other Stockholders participating in such transfer shall be required to sell in the contemplated Transfer a pro rata portion of shares of all classes of Common Stock, which portion shall be determined in the manner set forth immediately above. The Transferring Stockholder will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in any contemplated Transfer, and the Transferring Stockholder will not Transfer any of its Securities to the prospective transferee(s) unless (i) the prospective transferee(s) agrees to allow the participation of the Other Stockholders or
(ii) the Transferring Stockholder agrees to purchase the number of such class of Securities from the Other Stockholders which the Other Stockholders would have been entitled to sell pursuant to the preceding sentence.

     8.  ANTI-DILUTION.
         -------------

     a. If and whenever on or after the date of adoption hereof, the Company issues or sells, or in accordance with this paragraph 8 is deemed to have issued or sold, any shares of Common Stock (including shares held in the Company's treasury) ("New Stock") some or all of which are issued and/or sold, other than pursuant to the terms hereof, to any of the Investors or any of their affiliates (the "Existing Stockholders"), then immediately upon such issuance or sale the Company shall, in a written notice (a "New Stock Notice") delivered to each Participant no later than the tenth (10th) day following such issuance or sale, offer for sale to each Participant a number of additional shares of Common Stock such that the number of shares of Common Stock, plus the number of unexercised Options, held by such Participant immediately after such issuance or sale (assuming purchase by such Participant of such additional shares) equals the number of shares of Common Stock, plus the number of unexercised Options, held by such Participant immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock deemed under this paragraph 8 to be outstanding immediately after such issuance or sale, divided by the total number
                        -----
of shares of Common Stock deemed under this paragraph 8 to be outstanding immediately prior to such issuance or sale. The New Stock Notice shall state
            ----- --
the number of shares offered for sale to such Participant pursuant to this paragraph 8, the purchase price per share therefor, as determined pursuant to this paragraph 8, and the time and place for the closing of the purchase in the event such Participant accepts the offer. The date of such closing shall be not more than ninety (90) days following the issuance or sale of the New Stock.

     b. A Participant may elect to purchase all, none, or any portion not less than 20% of the Common Stock offered for sale in a New Stock Notice by delivering to the Company written notice thereof within fifteen (15) days following such Participant's receipt of such New Stock Notice. In the event any one or more Participants elect to purchase less than all of the shares offered for sale to such Participants in New Stock Notices with respect to a particular issuance or sale, the Company shall make available any such shares which such Participants elect not to purchase on a pro rata basis to all other Participants, in a manner substantially similar to that provided in paragraph 5(d) hereof with respect to Investors' Rights.

     c. For purposes of the computation referred to in this paragraph 8, the number of shares of Common Stock outstanding shall be deemed to include all shares issuable to the holders of any securities exercisable for, or convertible into, shares of Common Stock. For purposes of the computation of the consideration per share received, as referred to in this paragraph 8, the consideration received upon issuance or sale of securities shall be deemed to include the consideration received for all securities issued in the same transaction to the same purchaser, as appropriate under the circumstances. The Common Stock offered for sale pursuant to this paragraph 8 shall be of the same class as the New Stock; and, if the New Stock is comprised of Common Stock of more than one class, the stock offered for sale pursuant to this paragraph 8 shall be comprised of the same classes in the same proportions as the New Stock. The purchase price per share for Common Stock offered for sale pursuant to this paragraph 8 shall be equal to the price per share at which the New Stock is sold.

     d. The Existing Stockholders may, in their sole discretion, elect to fulfill the Company's obligations to Participants under this paragraph 8 out of such Existing Stockholders' holdings of Common Stock. In the event the Existing Stockholders fulfill the Company's obligations to Participants under this paragraph 8 with respect to an issuance or sale of Common Stock, the Company shall have no further obligations to such Participants under this paragraph 8 with respect to such issuance or sale.

     9.  LIMITATION ON THE AGGREGATE NUMBER OF SHARES.  The number of shares of
         --------------------------------------------
Common Stock issued under this 1996 Plan (including the number of shares of Common Stock with respect to which Options may be granted under this 1996 Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate, 4,800 shares of Class L Common and 113,200 shares of Common (as such numbers are equitably adjusted pursuant to the terms hereof).
If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this 1996 Plan. Similarly, if any shares of Common Stock issued hereunder, either as Purchase Stock or upon exercise of Options, are repurchased hereunder, such shares shall again be available under this 1996 Plan for reissuance as Executive Stock. In addition, if any party other than the Company purchases shares of Common Stock in lieu of repurchase by the Company, the Company will, as promptly as legally permissible, purchase such shares from such party and such shares shall again be available under this 1996 Plan for reissuance as Executive Stock. In creating this 1996 Plan the Company and its stockholders believe that sufficient shares of Common Stock are being made available under this 1996 Plan to carry out the purposes expressed in Section 1 hereof based upon the number of key management positions and the specific people filling those positions at the time that the Company acquired Dade International, Inc. At that time there were certain positions which the Company expected to fill within one year thereafter. Over time, it may occur that the Company can be managed on a cost effective and more efficient basis with a smaller core management team. Should that occur, the Board has reserved the right to allocate the Common Stock remaining available under this 1996 Plan as a further incentive to existing core management. Should new management positions be added beyond those which existed as of December 20, 1994, when the above numbers of shares were determined, the Company's Chief Executive Officer will prepare a recommendation for the Board. If there are sufficient shares of Common Stock still remaining unallocated under the 1996 Plan he will recommend that the person filling such new position be allocated Common Stock from any shares available under this 1996 Plan at that time. Should there be insufficient Common

Stock available, in the opinion of the Chief Executive Officer, to carry out the purposes of this 1996 Plan, he shall prepare a recommendation for the Board which the Board will consider for presentation to the Company's shareholders, proposing an amendment to this 1996 Plan to increase the number of shares of Common Stock available hereunder in order that the individuals who fill such new positions may be added as Participants hereunder without adversely affecting the interests of then existing Participants. Shares of Common Stock to be issued upon exercise of the Options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Board shall determine.

     10.  INCENTIVE STOCK OPTIONS.  All Incentive Stock Options (i) shall have
          -----------------------
an exercise price per share of Common Stock of not less than 100% of the fair market value of such share on the date of grant, (ii) shall not be exercisable more than ten years after the date of grant, (iii) shall not be transferable other than by will or under the laws of descent and distribution and, during the lifetime of the Participant to whom such Incentive Stock Options were granted, may be exercised only by such Participant (or his guardian or legal representative), and (iv) shall be exercisable only during the Participant's employment by the Company or a Subsidiary, provided, however, that the Board
                                           --------  -------
may, in its discretion, provide at the time that an Incentive Stock Option is granted that such Incentive Stock Option may be exercised for a period ending no later than either (x) the termination of this 1996 Plan in the event of the Participant's death while an employee of the company or a Subsidiary, or (y) the date which is three months after termination of the Participant's employment for any other reason. The Board's discretion to extend the period during which an Incentive Stock Option is exercisable shall only apply if and to the extent that
(i) the Participant was entitled to exercise such option on the date of termination, and (ii) such option would not have expired had the Participant continued to be employed by the Company or a Subsidiary. To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options shall be treated as options which are not Incentive Stock Options.

     11.  LISTING, REGISTRATION AND COMPLIANCE WITH LAWS AND REGULATIONS.  Each
          --------------------------------------------------------------
Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been effected or obtained, and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of officers and other persons subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

     12.  CASH PAYMENTS UPON EXERCISE.  Upon the written request of the holder
          ---------------------------
of exercisable Options which are not Incentive Stock Options, the Board may provide that such holder shall, as soon as practicable after the exercise of the Options, receive, in lieu of any issuance of Common Stock, a cash payment in such amount as the Board and such holder may agree, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date the holder recognizes taxable income) over the Option's exercise price multiplied by the number of shares as to which the Option is exercised.

     13.  ADJUSTMENT FOR CHANGE IN COMMON STOCK.  In the event of a
          -------------------------------------
reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board shall make appropriate changes in the number and type of shares authorized by this 1996 Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

     14.  TAXES.  The Company shall be entitled, if necessary or desirable, to
          -----
withhold (or secure payment from the 1996 Plan participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under this 1996 Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

     15.  TERMINATION AND AMENDMENT.  The Board at any time may suspend or
          -------------------------
terminate this 1996 Plan and make such additions or amendments as it deems advisable under this 1996 Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this 1996 Plan, except pursuant to an express provision hereof or (b) extend the term of this 1996 Plan; provided that, subject to paragraph 11 hereof, the Board may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after August ___, 2006; provided that, if the term of this 1996 Plan is otherwise extended, no Incentive Stock Options shall be granted hereunder after August ___, 2006.